UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2003

1-12340
(Commission File Number)

GREEN MOUNTAIN COFFEE ROASTERS, INC.
(Exact name of registrant as specified in its charter)

Delaware 03-0339228
(Jurisdiction of Incorporation) (IRS Employer Identification Number)

33 Coffee Lane, Waterbury, Vermont 05676
(Address of registrant's principal executive office)

(802) 244-5621
(Registrant's telephone number)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C) Exhibits

99.1 Press Release of Green Mountain Coffee Roasters, Inc. (the "Company") dated May 15, 2003 regarding Second Quarter Results.

99.2 Letter to the Company's Shareholders dated May 15, 2003 and Frequently Asked Questions about Keurig, Incorporated.

ITEM 9. REGULATION FD DISCLOSURE

On May 15, 2003, the Company issued a press release announcing its second quarter results for the fiscal quarter ending April 12, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This information is being provided under Item 12 -- Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583.

In addition on May 15, 2003, the Company posted to its web site, at www.greenmountaincoffee.com, a letter to its shareholders providing a progress update on the Company's investment in Keurig, Incorporated and answering frequently asked questions about Keurig, Incorporated. A copy of this material is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information furnished in this Item 9 and Item 12, including the Exhibits attached hereto, shall not be deemed "filed" for any purpose, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GREEN MOUNTAIN COFFEE ROASTERS, INC.

By: /s/ Robert P. Stiller
Robert P. Stiller
Chief Executive Officer

Date: May 14, 2003

EXHIBIT INDEX
99.1	Press Release dated May 15, 2003.
99.2	Letter to the Company's Shareholders dated May 15, 2003 and Frequently Asked Questions about Keurig, Incorporated.